UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Cartica Acquisition Corp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF CARTICA ACQUISITION CORP

c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY10105

TO BE HELD ON June 23, 2023

Dear Cartica Acquisition Corp Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual meeting of Cartica Acquisition Corp, a Cayman Islands exempted company (“we,” “Cartica” or the “Company”), which will be held on June 23, 2023, at [•], Eastern Time (the “Special Meeting”), at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[•]. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation.

The attached Notice of the Special Meeting and proxy statement describe the business Cartica will conduct at the Special Meeting (unless Cartica determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement) and provide information about Cartica that you should consider when you vote your shares. As set forth in the attached proxy statement, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Cartica’s amended and restated memorandum and articles of association (the “Charter”) to extend the date by which Cartica has to consummate a business combination (the “Charter Extension”) from July 7, 2023 to [•], 2024 (or such earlier date as determined by the board of directors (the “Board”)) (such date, the “Charter Extension Date”) (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Charter currently provides that Cartica has until July 7, 2023 to complete its initial business combination, subject to up to two three-month extensions (each, a “Paid Extension”) (for a total of up to 24 months to complete a business combination), upon the request of Cartica’s sponsor, Cartica Acquisition Partners, LLC, a Delaware limited liability company (the “Sponsor”) and subject to the Sponsor depositing additional funds into the Company’s Trust Account (as defined herein).

While Cartica is using its best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before July 7, 2023 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, Cartica will need to obtain the Charter Extension. Without the Charter Extension, the Board believes that there is significant risk that Cartica might not, despite its best efforts, be able to complete a business combination on or before July 7, 2023. If that were to occur, Cartica would be forced to liquidate even if Cartica’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of Cartica’s shareholders to extend the date by which Cartica has to consummate an initial business combination to the Charter Extended Date in order that Cartica’s shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the Charter Extension Date.

As contemplated by the Charter, the holders of Cartica’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Cartica’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination.

As of [•], 2023, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of [•], 2023 (including interest not previously released to Cartica to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on May 19, 2023, the record date, was $10.63. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the shares were sold in the open market. Cartica cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Cartica believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Cartica does not complete a business combination on or before July 7, 2023.

On May 23, 2023, the Sponsor entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Cartica Investors, LP and Cartica Investors II, LP (the “Cartica Funds”) and Namaste Universe Sponsor LLC, a Delaware limited liability company (“Namaste”). Pursuant to the Purchase Agreement, Namaste acquired from the Cartica Funds, certain membership interests in the Sponsor, which combined interests will entitle Namaste to receive, in the aggregate, 3,490,949 Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares”) and 15,900,000 Private Placement Warrants (the transaction, the “Transfer”). In connection with the Transfer, Subramanian Ramadorai, Keki M. Mistry, Farida Khambata, Parul Bhandari, Asif Ramji and Steven J. Quamme resigned as directors of the Company and Steven J. Quamme resigned as interim Chief Executive Officer. Concurrently with the Transfer, holders of the Company’s Class B Ordinary Shares elected Suresh Guduru, Suresh Singamsetty, Kishore Kondragunta, Rana Gujral, Kyle Ingvald Parent and John F. Levy as directors of the Board (collectively, the “New Directors”), and the New Directors appointed Suresh Guduru as Chief Executive Officer and Chairman of the Board of Cartica.

If the Extension Amendment Proposal is approved, the Sponsor and/or its designees have agreed to loan to us the lesser of (x) $[•] per month or (y) $[•] per public share (as defined below) that is not redeemed, for each calendar month (commencing on July 7, 2023 and on the 7th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). Each Contribution will be deposited in the Trust Account within five (5) business days from the 7th day of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the length of the extension period that will be needed to complete the business combination. If we take the full time through the Charter Extension Date to complete our business combination, the redemption amount per share at the meeting for such business combination or Cartica’s subsequent liquidation will be approximately $[•] per share, in comparison to the redemption amount of approximately $[•] per share in connection with the Special Meeting.

The Extension Loan is conditioned upon the implementation of the Charter Extension. The Extension Loan will not occur if the Charter Extension is not approved or completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor and/or its designees upon the earlier of the consummation of a business combination or Cartica’s liquidation. The Board will have the sole discretion whether to continue extending for additional calendar months past July 7, 2023 until the Charter Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and Cartica will liquidate and dissolve promptly thereafter.

If the Extension Amendment Proposal is not approved, a business combination is not completed on or before July 7, 2023, and the Sponsor or its designee does not fund a Paid Extension, as contemplated by and in accordance with the Charter, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares (collectively, the “Ordinary Shares”), voting as a single class, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient tabulated votes to approve the Extension Amendment Proposal at the Special Meeting.

The Board has fixed the close of business on May 19, 2023 (the “Record Date”) as the date for determining Cartica’s shareholders entitled to receive notice of and vote at the Special Meeting and any postponement or adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Special Meeting or any postponement or adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when the initial business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed the initial business combination before the Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

Cartica reserves the right at any time to postpone or cancel the Special Meeting and not to submit to its shareholders the Extension Amendment Proposal. In the event the Special Meeting is cancelled, the Sponsor or its affiliates or designees do not elect to fund the Paid Extension, the Company will dissolve and liquidate in accordance with its Charter.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Cartica and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Cartica urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Cartica Acquisition Corp

Suresh Guduru
Chief Executive Officer and Chairman of the Board
[•], 2023

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being present and entitled to do so, vote at the Special Meeting. Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the Special Meeting and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the Special Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 23, 2023: This notice of meeting, the accompanying proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/[•].

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF CARTICA ACQUISITION CORP
TO BE HELD ON June 23, 2023

To the Shareholders of Cartica Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual meeting of the shareholders of CARTICA Acquisition Corp, a Cayman Islands exempted company (“Cartica”), will be held on June 23, 2023, at [•], Eastern Time (the “Special Meeting”), at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[•]. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You are cordially invited to attend the Special Meeting for the purpose of considering and voting on the following proposals (unless Cartica determines that it is not necessary to hold the Special Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated [•], 2023 and is first being mailed to shareholders on or about that date:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Cartica’s Amended and Restated Memorandum of Association and Articles of Association (the “Charter”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which Cartica has to consummate a business combination (the “Charter Extension”) from July 7, 2023 to [•], 2024 (or such earlier date as determined by the Board) (the “Charter Extension Date”) (the “Extension Amendment Proposal”); and

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

3.      Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Charter currently provides that Cartica has until July 7, 2023 to complete its initial business combination, subject to up to two three-month extensions (each, a “Paid Extension”) (for a total of up to 24 months to complete a business combination), upon the request of Cartica’s sponsor, Cartica Acquisition Partners, LLC, a Delaware limited liability company (the “Sponsor”) and subject to the Sponsor depositing additional funds into the Company’s Trust Account (as defined herein).

While Cartica is using its best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before July 7, 2023 to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, Cartica will need to obtain the Charter Extension. Without the Charter Extension, the Board believes that there is significant risk that Cartica might not, despite its best efforts, be able to complete a business combination on or before July 7, 2023. If that were to occur, Cartica would be forced to liquidate even if Cartica’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of Cartica’s shareholders to extend the date by which Cartica has to consummate an initial business combination to the Charter Extended Date in order that Cartica’s shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the Charter Extension Date.

As contemplated by the Charter, the holders of Cartica’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), issued as part of the units sold in Cartica’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a Trust Account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement warrants (“Private Placement Warrants”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination.

As of [•], 2023, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of [•], 2023 (including interest not previously released to Cartica to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on the Record Date was $[•]. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the shares were sold in the open market. Cartica cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Cartica believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Cartica does not complete the business combination on or before July 7, 2023.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Cartica will not proceed with the Charter Extension if Cartica will not have at least $5,000,001 of net tangible assets either prior to or upon consummation of such Redemption. Cartica cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2023.

On May 23, 2023, the Sponsor entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Cartica Investors, LP and Cartica Investors II, LP (the “Cartica Funds”) and Namaste Universe Sponsor LLC, a Delaware limited liability company (“Namaste”). Pursuant to the Purchase Agreement, Namaste acquired from the Cartica Funds, certain membership interests in the Sponsor, which combined interests will entitle Namaste to receive, in the aggregate, 3,490,949 Class B Ordinary Shares, par value $0.0001 per share (the “Class B Ordinary Shares”) and 15,900,000 Private Placement Warrants (the transaction, the “Transfer”). In connection with the Transfer, Subramanian Ramadorai, Keki M. Mistry, Farida Khambata, Parul Bhandari, Asif Ramji and Steven J. Quamme resigned as directors of the Company’s board of directors and Steven J. Quamme resigned as interim Chief Executive Officer. Concurrently with the Transfer, holders of the Company’s Class B Ordinary Shares elected Suresh Guduru, Suresh Singamsetty, Kishore Kondragunta, Rana Gujral, Kyle Ingvald Parent and John F. Levy as directors of the Board (collectively, the “New Directors”), and the New Directors appointed Suresh Guduru as Chief Executive Officer and Chairman of the Board of Cartica.

If the Extension Amendment Proposal is approved, the Sponsor and/or its designees have agreed to loan to us the lesser of (x) $[•] per month or (y) $[•] per public share (as defined below) that is not redeemed, for each calendar month (commencing on July 7, 2023 and on the 7th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). Each Contribution will be deposited in the Trust Account within five (5) business days from the 7th day of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Amendment Proposal and the length of the extension period that will be needed to complete the business combination. If we take the full time through the Charter Extension Date to complete our business combination, the redemption amount per share at the meeting for such business combination or Cartica’s subsequent liquidation will be approximately $[•] per share, in comparison to the redemption amount of approximately $[•] per share in connection with the Special Meeting.

The Extension Loan is conditioned upon the implementation of the Charter Extension. The Extension Loan will not occur if the Charter Extension is not approved or completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor and/or its designees upon the earlier of the consummation of a business combination or Cartica’s liquidation. The Board will have the sole discretion whether to continue extending for additional calendar months past July 7, 2023 until the Charter Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and Cartica will liquidate and dissolve promptly thereafter.

If the Extension Amendment Proposal is not approved, and a business combination is not completed on or before July 7, 2023, and the Sponsor or its designee does not fund deposit a Paid Extension in the Trust Account, as contemplated by and in accordance with the Charter which is currently in effect, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Cartica reserves the right at any time to postpone or cancel the Special Meeting and not to submit to its shareholders the Extension Amendment Proposal. In the event the Special Meeting is cancelled, the Sponsor or its affiliates or designees do not elect to fund the Paid Extension, the Company will dissolve and liquidate in accordance with its Charter.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when the initial business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed the initial business combination before the Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

To exercise your redemption rights, you must tender your Public Shares to Cartica’s transfer agent at least two business days prior to the Special Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares” and collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Special Meeting.

Record holders of Ordinary Shares at the close of business on May 19, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were 23,000,000 issued and outstanding Class A Ordinary Shares and 5,750,000 issued and outstanding Class B Ordinary Shares. Cartica’s warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, Cartica urges you to read this material carefully and vote your shares.

This proxy statement is dated [•], 2023 and is first being mailed to shareholders of Cartica on or about that date.

By Order of the Board of Directors of Cartica Acquisition Corp

Suresh Guduru
Chief Executive Officer and Chairman of the Board
[•], 2023

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Cartica’s current views with respect to, among other things, Cartica’s capital resources and results of operations. Likewise, Cartica’s financial statements and all of Cartica’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Cartica’s ability to complete an initial business combination;

•        Cartica’s ability to maintain a listing on the Nasdaq Global Market following the Redemption and prior to completing an initial business combination;

•        the anticipated benefits of an initial business combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of Cartica; and

•        the use of funds not held in the Trust Account or available to Cartica from interest income on the Trust Account balance.

While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Cartica’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Cartica’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023 and in other reports Cartica files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to Cartica shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on June 23, 2023, at [•], Eastern Time. The Special Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Special Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[•].

Q:     Why am I receiving this proxy statement?

A:     Cartica is a blank check company incorporated as a Cayman Islands exempted company on February 3, 2021 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On January 7, 2022, Cartica consummated its initial public offering of 23,000,000 units, each consisting of one Class A Ordinary Share and one redeemable warrant to purchase one-half (1/2) of one Class A Ordinary Share at an exercise price of $11.50 per share, generating an aggregate amount of gross proceeds of $230,000,000. Simultaneously with the closing of the initial public offering, Cartica consummated the private placement of an aggregate of 15,900,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of $15,900,000. The initial public offering and the private placement generated an aggregate amount of gross proceeds of $245,900,000 to Cartica.

Like most blank check companies, Cartica’s Charter provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination(s) consummated on or before July 7, 2023.

Cartica believes that it is in the best interests of Cartica’s shareholders to continue Cartica’s existence until the Charter Extension Date in order to allow Cartica additional time to complete a business combination and is therefore holding this Special Meeting.

Q:     Why does the Company need to hold an annual meeting?

A:     The Special Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders within 12 months after our fiscal year ended December 31, 2022 to give our shareholders an opportunity to meet and ask questions of management. In addition to sending our shareholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Q:     When and where is the Special Meeting?

A:     The Special Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Special Meeting via live webcast on the Internet. The webcast will start at [•] Eastern Time, on June 23, 2023.

Q:     Can I attend the Special Meeting in person?

A:     Yes. The Special Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Special Meeting via live webcast on the Internet. The webcast will start at [•] Eastern Time, on June 23, 2023. Any shareholder can listen to and participate in the Special Meeting live via the Internet at https://www.cstproxy.com/[•]. Shareholders may vote and submit questions while connected to the Special Meeting on the Internet with the voter control number included on your proxy card.

Q:     What do I need in order to be able to participate in the Special Meeting online?

A:     You can attend the Special Meeting via the Internet by visiting https://www.cstproxy.com/[•]. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Special Meeting. If you do not have a voter control number, you will be able to listen to the meeting only and you will not be able to vote or submit questions during the Special Meeting.

Q:     What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:     Cartica shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, the Charter in the form set forth in Annex A to the proxy statement to extend the date by which Cartica has to consummate a business combination from July 7, 2023 to [•], 2024 (or such earlier date as determined by the Board) (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ended December 31, 2023 (the “Auditor Ratification Proposal”); and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn, by way of ordinary resolution, the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Q:     Are the proposals conditioned on one another?

A:     Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Cartica will not proceed with the Charter Extension if Cartica will not have at least $5,000,001 of net tangible assets either prior to or upon consummation of such Redemption.

If the Charter Extension is implemented and one or more Cartica shareholders elect to redeem their Public Shares pursuant to the Redemption, Cartica will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for Cartica’s use in connection with consummating a business combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce Cartica’s net asset value. Cartica cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2023. In addition, Cartica will not proceed with the Charter Extension if Cartica will not have at least $5,000,001 of net tangible assets either prior to or upon consummation of such Redemption.

Additionally, if the Extension Amendment Proposal is approved, the Sponsor and/or its designees have agreed to loan to us the lesser of (x) $[•] per month or (y) $[•] per public share (as defined below) that is not redeemed, for each calendar month (commencing on July 7, 2023 and on the 7th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account within five (5) business days from the 7th day of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Amendment Proposal and the length of the extension period that will be needed to complete the business combination. If we take the full time through the Charter Extension Date to complete our business combination, the redemption amount per share at the meeting for such business combination or Cartica’s subsequent liquidation will be approximately $[•] per share, in comparison to the redemption amount of approximately $[•] per share in connection with the Special Meeting.

The Extension Loan is conditioned upon the implementation of the Charter Extension. The Extension Loan will not occur if the Charter Extension is not approved or completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor and/or its designees upon the earlier of the consummation of a business combination or Cartica’s liquidation. The Board will have the sole discretion whether to continue extending for additional calendar months past July 7, 2023 until the Charter Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and Cartica will liquidate and dissolve promptly thereafter.

If the Extension Amendment Proposal is not approved, a business combination is not completed on or before July 7, 2023, and the Sponsor or its designee does not fund a Paid Extension, as contemplated by and in accordance with the Charter, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of Class B Ordinary Shares, including the Sponsor and the officers and directors of Cartica, have waived their rights to participate in any liquidating distribution with respect to the 5,750,000 Class B Ordinary Shares. There will be no distribution from the Trust Account with respect to Cartica’s warrants, which will expire worthless in the event Cartica dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on Cartica not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Special Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

Q:     Why is Cartica proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     Cartica’s Charter provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying business combination consummated on or before July 7, 2023. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Cartica additional time to complete a business combination.

Without the Charter Extension, Cartica believes that it will not be able to complete a business combination on or before July 7, 2023. If that were to occur, Cartica would be forced to liquidate.

If the Extension Amendment Proposal would not be approved based on tabulated votes, Cartica may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by Cartica’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Cartica reserves the right at any time to postpone or cancel the Special Meeting and not to submit to its shareholders the Extension Amendment Proposal. In the event the Special Meeting is cancelled, the Sponsor or its affiliates or designees do not elect to fund the Paid Extension and the Company does not complete a business combination on or prior to July 7, 2023, the Company will dissolve and liquidate in accordance with its Charter.

Q:     What vote is required to approve the proposals presented at the Special Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of the Ordinary Shares, voting as a single class, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Special Meeting, vote at the Special Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon.

A Cartica shareholder who attends the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such Cartica shareholder will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Cartica believes shareholders will benefit from Cartica consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which Cartica has to complete a business combination until the Charter Extension Date. Without the Charter Extension, Cartica believes that Cartica will not be able to complete the business combination on or before July 7, 2023. If that were to occur, Cartica would be forced to liquidate.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by Cartica’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     How will the Sponsor and Cartica’s directors and officers vote?

A:     The Sponsor and Cartica’s directors and officers have advised Cartica that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal.

Holders of Class B Ordinary Shares, including the Sponsor and Cartica’s directors and officers and their respective affiliates, are not entitled to redeem any Class B Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,450,000 Class B Ordinary Shares, representing approximately 19% of Cartica’s issued and outstanding Ordinary Shares.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Special Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Special Meeting in person or by proxy, or if you do attend the Special Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Special Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, Cartica does not currently anticipate seeking any further extension to consummate a business combination beyond the Charter Extension Date.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, Cartica may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Special Meeting or at any postponement or adjournment thereof, a business combination is not completed on or before July 7, 2023 and the Sponsor or its designee does not fund a Paid Extension, then as contemplated by and in accordance with the Charter, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of Class B Ordinary Shares, including the Sponsor and the officers and directors of Cartica, waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to Cartica’s warrants, which will expire worthless in the event Cartica dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, Cartica will continue to attempt to consummate a business combination until the Charter Extension Date. Cartica will file an amendment to the Charter with the Registrar of Companies of the Cayman Islands in the form that appears in Annex A hereto and will continue its efforts to obtain approval of the business combination at an extraordinary general meeting and consummate the closing of the business combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Cartica held by Cartica’s officers, directors, the Sponsor and its affiliates. In addition, Cartica’s Charter provides that Cartica cannot redeem or repurchase Public Shares to the extent such redemption would result in Cartica’s failure to have at least $5,000,001 of net tangible assets. As a result, Cartica will not proceed with the Charter Extension if Cartica will not have at least $5,000,001 of net tangible assets either prior to or upon consummation of such Redemption.

Additionally, if the Extension Amendment Proposal is approved, the Sponsor and/or its designees have agreed to loan to us the lesser of (x) $[•] per month or (y) $[•] per public share (as defined below) that is not redeemed, for each calendar month (commencing on July 7, 2023 and on the 7th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account within five (5) business days from the 7th day of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Amendment Proposal and the length of the extension period that will be needed to complete the business combination. If we take the full time through the Charter Extension Date to complete our business combination, the redemption amount per share at the meeting for such business combination or Cartica’s subsequent liquidation will be approximately $[•] per share, in comparison to the redemption amount of approximately $[•] per share in connection with the Special Meeting.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:     Will how I vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Cartica on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by:

•        entering a new vote by Internet or telephone;

•        sending a later-dated, c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, NY10105, Attn: Chief Executive Officer, so that it is received by Cartica’s Chief Executive Officer on or before the Special Meeting; or

•        attending and voting, virtually via the Internet, during the Special Meeting.

You also may revoke your proxy by sending a notice of revocation to Cartica’s Chief Executive Officer, which must be received by Cartica’s Chief Executive Officer on or before the Special Meeting. Attending the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Special Meeting, vote at the Special Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon.

Shareholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Q:    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:    No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Cartica believes that all of the proposals presented to the shareholders at this Special Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have the no effect on the outcome of any vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:     What constitutes a quorum at the Special Meeting?

A:     The holders of a majority of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Special Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Special Meeting to constitute a quorum and in order to conduct business at the Special Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. Holders of Class B Ordinary Shares, including the Sponsor, who beneficially owns approximately 20% of Cartica’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, in addition to the Class B Ordinary Shares, as of the Record Date, 8,625,001 Class A Ordinary Shares would be required to achieve a quorum.

Q:     How do I vote?

A:     If you were a holder of record of Ordinary Shares on May 19, 2023, the Record Date for the Special Meeting, you may vote with respect to the proposal yourself at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by [•], Eastern Time, on [•], 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Q:    Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Cartica and its shareholders. The Board recommends that Cartica’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Auditor Ratification Proposal and the Adjournment Proposal are in the best interests of Cartica and its shareholders and recommends that Cartica’s shareholders vote “FOR” the Auditor Ratification Proposal and the Adjournment Proposal.

Q:    What interests do Cartica’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     Cartica’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of the Class B Ordinary Shares and Private Placement Warrants. See the section entitled “Special Meeting of Cartica Shareholders — Interests of the Sponsor and Cartica’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to Cartica’s shareholders in connection with the Extension Amendment Proposal.

Q:     If I am a holder of Public Warrants (defined below), can I exercise redemption rights with respect to my Public Warrants?

A:     No. The holders of warrants issued in connection with Cartica’s initial public offering which are exercisable for one-half (1/2) of one Class A Ordinary Share at an exercise price of $11.50 per Class A Ordinary Share (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, Cartica’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Special Meeting, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated January 6, 2022, filed in connection with Cartica’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on June 20, 2023 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Cartica redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, Cartica’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

Cartica shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Cartica’s understanding that Cartica shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Cartica does not have any control over this process and it may take longer than two weeks. Cartica shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Cartica shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed herein.

Q:     What should I do if I receive more than one set of voting materials for the Special Meeting?

A:     You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:     Cartica will pay the cost of soliciting proxies for the Special Meeting. Cartica has engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. Cartica will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Cartica may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Cartica Acquisition Corp
c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY10105
Attention: Suresh Guduru
Tel: [ ]
Email: sguduru@carticaspac.com

You may also contact the proxy solicitor for Cartica at:

Karen Smith
President & CEO
Advantage Proxy
PO Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, Cartica shareholders must make your request for information no later than [ ], 2023. You may also obtain additional information about Cartica from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on June 20, 2023 (two business days before the Special Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023, our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Market conditions, economic uncertainty or downturns could adversely affect our business, financial condition, operating results and our ability to consummate a business combination.

In recent years, the United States and other markets have experienced cyclical or episodic downturns, and worldwide economic conditions remain uncertain, including as a result of the COVID-19 pandemic, supply chain disruptions, the Ukraine-Russia conflict, instability in the U.S. and global banking systems, rising fuel prices, increasing interest rates or foreign exchange rates and high inflation and the possibility of a recession. A significant downturn in economic conditions may make it more difficult for us to consummate a business combination.

We cannot predict the timing, strength, or duration of any future economic slowdown or any subsequent recovery generally, or in any industry. If the conditions in the general economy and the markets in which we operate worsen from present levels, our business, financial condition, operating results and our ability to consummate a business combination could be adversely affected. For example, in January 2023, the outstanding national debt of the U.S. government reached its statutory limit. The U.S. Department of the Treasury (the “Treasury Department”) has announced that, since then, it has been using extraordinary measures to prevent the U.S. government’s default on its payment obligations, and to extend the time that the U.S. government has to raise its statutory debt limit or otherwise resolve its funding situation. The failure by Congress to raise the federal debt ceiling could have severe repercussions within the U.S. and to global credit and financial markets. If Congress does not raise the debt ceiling, the U.S. government could default on its payment obligations, or experience delays in making payments when due. A payment default or delay by the U.S. government, or continued uncertainty surrounding the U.S. debt ceiling, could result in a variety of adverse effects for financial markets, market participants and U.S. and global economic conditions. In addition, U.S. debt ceiling and budget deficit concerns have increased the possibility a downgrade in the credit rating of the U.S. government and could result in economic slowdowns or a recession in the U.S. Although U.S. lawmakers have passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States as a result of disputes over the debt ceiling. The impact of a potential downgrade to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect economic conditions, as well as our business, financial condition, operating results and our ability to consummate a business combination.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that a business combination will be consummated prior to the Charter Extension Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Charter Extension or a business combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public shareholders to exercise redemption rights in the redemption in connection with the effectiveness of the Charter Extension with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a public shareholder may request that we redeem all or a portion of such public shareholder’s Public Shares for cash in the redemption in connection with the effectiveness of the Charter Extension. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their Public Shares in the redemption in connection with the effectiveness of the Extension Amendment Proposal.

In the event the Extension Amendment Proposal is approved and we amend our Charter, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Ordinary Shares, units and warrants are listed on the Nasdaq Global Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A Ordinary Shares include, among other things, the requirement to maintain at least 400 shareholders, at least 750,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $50 million. Pursuant to the terms of the Charter, in the event the Extension Amendment Proposal is approved and the Charter is amended, public shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A Ordinary Shares fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Ordinary Shares, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our Public Shares in connection with the amendment of our Charter pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage;

•	a decreased ability to issue additional securities or obtain additional financing in the future; and

•	being subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions involving special purpose acquisition companies (“SPACs”) and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, as proposed or as adopted, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $[•] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

If our initial business combination involves a company organized under the laws of a state of the United States, it is possible a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our Ordinary Shares after or in connection with such initial business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax will apply to stock repurchases occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The Treasury Department has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, only limited guidance has been issued to date.

As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our Class A Ordinary Shares (absent any regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and, because our securities are trading on Exchange, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to recently issued guidance from the Treasury Department, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including the fair market value of our shares redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. The imposition of the excise tax as a result of redemptions in connection with the initial business combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

EXTRAORDINARY GENERAL MEETING OF CARTICA SHAREHOLDERS

This proxy statement is being provided to Cartica shareholders as part of a solicitation of proxies by the Board for use at the Special Meeting to be held on June 23, 2023, and at any postponement or adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [•], 2023 to all shareholders of record of Cartica as of May 19, 2023, the Record Date for the Special Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held at June 23, Eastern Time, on [•], 2023 at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105 and via live webcast by visiting https://www.cstproxy.com/[•]. The Special Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Special Meeting

At the Special Meeting, Cartica shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, the Charter in the form set forth in Annex A to the proxy statement to extend the date by which Cartica has to consummate a business combination from July 7, 2023 to the Charter Extension Date.

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023; and

3.      Proposal No. 3 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Cartica, you have a right to vote on certain matters affecting Cartica. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned Ordinary Shares at the close of business on May 19, 2023, which is the Record Date for the Special Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 28,750,000 issued and outstanding Ordinary Shares, of which 23,000,000 Class A Ordinary Shares are held by Cartica public shareholders, 5,750,000 Class B Ordinary Shares are held by the Sponsor and former directors of the Board.

Recommendation of the Board

THEBOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Broker Non-Votes

Holders of our Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Extension Amendment Proposal and the Adjournment Proposal is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted. In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Special Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.

Quorum and Required Vote for the Proposals for the Special Meeting

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon.

Shareholders who attend the Special Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting. The presence, in person or by proxy or by duly authorized representative, at the Special Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Special Meeting shall constitute a quorum for the Special Meeting.

At the Special Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Special Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal. Abstentions will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

It is possible that Cartica will not be able to complete its initial business combination by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, Cartica will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a Cartica shareholder of record, you may vote in person, by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by [•], Eastern Time, on [•], 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Cartica. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Special Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 20, 2023.

You will receive a confirmation of your registration by email after Cartica receives your registration materials. You may attend the Special Meeting by visiting https://www.cstproxy.com/[•]. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. Cartica encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Special Meeting

The Special Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Special Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[•] and entering the voter control number included on your proxy card. In order to vote or submit a question during the Special Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the meeting only by registering as a guest and you will not be able to vote or submit your questions during the meeting.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may enter a new vote by Internet or telephone;

•        you may send a later-dated, signed proxy card to Cartica Acquisition Corp, c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the America, New York, NY 10105, Attn: Chief Executive Officer, so that it is received by Cartica’s Chief Executive Officer on or before the Special Meeting; or

•        you may attend the Special Meeting via the live webcast noted above, revoke your proxy, and vote virtually, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Audit Ratification Proposal and the Adjournment Proposal. Under the Charter, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call Advantage Proxy, Cartica’s proxy solicitor, at (877) 870-8565 or banks and brokers can call at (206) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, Cartica will not proceed with the Charter Extension if Cartica will not have at least $5,000,001 of net tangible assets either prior to or upon consummation of such Redemption.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on June 20, 2023 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Cartica redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Cartica’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by Cartica’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[•] as of [•], 2023. Prior to their exercising redemption rights, Cartica shareholders should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Cartica, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, a business combination is not completed on or before July 7, 2023 and the Sponsor does not fund a Paid Extension, Cartica will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Cartica’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to Cartica’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

Cartica is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. Cartica has engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. Cartica and its directors, officers and employees may also solicit proxies on the Internet. Cartica will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Cartica will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Cartica will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Cartica shareholders. Directors, officers and employees of Cartica who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor and Cartica’s Directors and Officers

When you consider the recommendation of the Board, Cartica shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of Cartica have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Cartica shareholders that they approve the Extension Amendment Proposal. Cartica shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        if the Extension Amendment Proposal is not approved, a business combination is not completed on or before July 7, 2023 and the Sponsor or its designee does not fund a Paid Extension, the 5,750,000 Class B Ordinary Shares held by the Sponsor and former directors of the Board, which were acquired for an aggregate purchase price of $25,000 and 15,900,000 Private Placement Warrants, for which the Sponsor paid $15,900,000, will all be worthless (as the holders have waived liquidation rights with respect to such shares). Assuming such Class B Ordinary Shares and Private Placement Warrants have a value equal to Class A Ordinary Shares and warrants, such securities would have had an aggregate market value of approximately $61.9 million based on the last sale price of approximately $10.63 and $0.05 of the Class A Ordinary Shares and warrants, respectively, on the Nasdaq Global Market on May 19, 2023;

•        the fact that the Sponsor and Cartica’s directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•        we pay the Sponsor a total of $16,666.67 per month in exchange for the Sponsor paying the annual salary of the Chief Financial Officer and Chief Operating Officer of the Company;

•        the fact that the Holders of the Class B Ordinary Shares, including the Sponsor and Cartica’s directors and officers, have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the 5,750,000 Class B Ordinary Shares held by them if Cartica fails to complete an initial business combination on or before July 7, 2023, and the Extension Amendment Proposal is not approved and the Sponsor does not fund a Paid Extension;

•        the continued indemnification of Cartica’s existing directors and officers and the continuation of Cartica’s directors’ and officers’ liability insurance after a business combination;

•        the fact that the Sponsor, Cartica’s officers and directors will lose their entire investment in Cartica and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated on or before July 7, 2023, and the Extension Amendment Proposal is not approved; and

•        the fact that if the Trust Account is liquidated, including in the event Cartica is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Cartica to the extent necessary to preserve the proceeds in the Trust Account, provided that such obligation shall only apply to the extent necessary any such claims for services rendered or contracted for or products sold to Cartica, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.30 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets, in each case net of the interest that may be withdrawn to pay Cartica’s tax obligations, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Cartica’s indemnity of the underwriters of Cartica’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

Additionally, if the Extension Amendment Proposal is approved and Cartica consummates an initial business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Cartica is proposing to amend its Charter to extend the date by which Cartica has to consummate a business combination to the Charter Extension Date so as to give Cartica additional time to complete a business combination. The complete text of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

Additionally, if the Extension Amendment Proposal is approved, the Sponsor and/or its designees have agreed to loan to us the lesser of (x) $[•] per month or (y) $[•] per public share (as defined below) that is not redeemed, for each calendar month (commencing on July 7, 2023 and on the 7th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account within five (5) business days from the 7th day of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Amendment Proposal and the length of the extension period that will be needed to complete the business combination. If we take the full time through the Charter Extension Date to complete our business combination, the redemption amount per share at the meeting for such business combination or Cartica’s subsequent liquidation will be approximately $[•] per share, in comparison to the redemption amount of approximately $[•] per share in connection with the Special Meeting.

Without the Charter Extension, Cartica believes that Cartica will not be able to complete a business combination on or before July 7, 2023. If that were to occur, Cartica would be forced to liquidate.

As contemplated by the Charter, the holders of Cartica’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $[•] (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[•] as of May 19, 2023, divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Global Market on the Record Date was $10.63. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] more per share than if the stock was sold in the open market. Cartica cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Cartica believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Cartica does not complete the business combination on or before July 7, 2023.

You are not being asked to vote on any business combination at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when the initial business combination is submitted to shareholders for approval, subject to any limitations set forth in the Charter. In addition, public shareholders who do not redeem their Public Shares in connection with the Charter Extension will be entitled to have their Public Shares redeemed for cash if the Company has not completed the initial business combination before the Charter Extension Date or upon the Company’s earlier liquidation, subject to any limitations set forth in the Charter.

Reasons for the Extension Amendment Proposal

Cartica’s Charter provides that Cartica has until July 7, 2023 to complete a business combination. Cartica and its officers and directors agreed that they would not seek to amend Cartica’s Charter to allow for a longer period of time to complete a business combination unless Cartica provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Cartica shareholders that the Charter Extension be obtained so that Cartica will have a limited additional amount of time to consummate a business combination. Without the Charter Extension, Cartica believes that Cartica will not be able to complete a business combination on or before July 7, 2023. If that were to occur, Cartica would be forced to liquidate.

The Extension Amendment Proposal is essential to allowing Cartica additional time to consummate a business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. Cartica will not proceed with the Charter Extension if Cartica will not have at least $5,000,001 of net tangible assets either prior to or upon consummation of such Redemption. Cartica will also not present the Extension Amendment Proposal to the shareholders of Cartica if on or before July 7, 2023, Cartica completes a business combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, a business combination is not completed on or before July 7, 2023 and the Sponsor does not fund a Paid Extension, then, as contemplated by and in accordance with its Charter, Cartica will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Cartica to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Cartica’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Cartica’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of Class B Ordinary Shares, including the Sponsor and the officers and directors of Cartica, have waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to Cartica’s warrants, which will expire worthless in the event Cartica dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Cartica will file the amendment in the form of Annex A hereto to extend the time it has to complete a business combination until the Charter Extension Date. Cartica will then continue to attempt to consummate a business combination until the Charter Extension Date, or until such earlier date as determined by the Board in its sole discretion. Cartica will remain a reporting company under the Securities and Exchange Act of 1934 (the “Exchange Act”) and its Class A Ordinary Shares, Public Warrants will remain publicly traded during this time.

If the Extension Amendment Proposal is approved, the Sponsor and/or its designees have agreed to loan to us the lesser of (x) $[•] per month or (y) $[•] per public share (as defined below) that is not redeemed, for each calendar month (commencing on July 7, 2023 and on the 7th day of each subsequent month) until the Charter Extension Date, or portion thereof, that is needed to complete an initial business combination. Each Contribution will be deposited in the Trust Account within five (5) business days from the 7th day of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Amendment Proposal and the length of the extension period that will be needed to complete the business combination. If we take the full time through the Charter Extension Date to complete our business combination, the redemption amount per share at the meeting for such business combination or Cartica’s subsequent liquidation will be approximately $[•] per share, in comparison to the redemption amount of approximately $[•] per share in connection with the Special Meeting.

The Extension Loan is conditioned upon the implementation of the Charter Extension. The Extension Loan will not occur if the Charter Extension is not approved or completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor and/or its designees upon the earlier of the consummation of a business combination or Cartica’s liquidation. The Board will have the sole discretion whether to continue extending for additional calendar months past July 7, 2023 until the Charter Extended Date, and if the Board determines not to continue extending for additional calendar months, the obligation to make additional Contributions will terminate and Cartica will liquidate and dissolve promptly thereafter.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, Cartica will not proceed with the Charter Extension if Cartica will not have at least $5,000,001 of net tangible assets either prior to or upon consummation of such Redemption.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on June 20, 2023 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that Cartica redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Cartica’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
Email: Spacredemptions@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Special Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Special Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with the Redemption and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Each redemption of a Public Share by Cartica’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[•] as of May 19, 2023. Prior to their exercising redemption rights, Cartica shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Cartica, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Cartica does not consummate an initial business combination on or before July 7, 2023, the Extension Amendment Proposal is not approved and the Sponsor or its designee does not fund a Paid Extension, Cartica will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Cartica’s warrants will expire worthless.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of Cartica’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•        certain U.S. expatriates;

•        traders in securities that elect mark-to-market treatment;

•        S corporations;

•        U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•        financial institutions;

•        mutual funds;

•        qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•        insurance companies;

•        broker-dealers;

•        regulated investment companies (or RICs);

•        real estate investment trusts (or REITs);

•        persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•        persons subject to the alternative minimum tax provisions of the Code;

•        tax-exempt organizations;

•        persons that actually or constructively own 5 percent or more of Cartica’s shares; and

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding Cartica’s securities, you should consult your tax advisor. This summary assumes that shareholders hold Cartica’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF CARTICA SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of Cartica’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•        a citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If Cartica is considered a “passive foreign investment company” for these purposes (which Cartica will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of Cartica is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of Cartica entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Cartica. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because Cartica is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Global Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Cartica’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•        such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•        such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Full Text of the Resolution to be Approved

The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that the date by which Cartica Acquisition Corp has to consummate a business combination be extended from July 7, 2023 to [•], 2024 (or such earlier date as determined by the Board) and that the Charter be amended and restated by deletion in their entirety and the substitution in their place of the Second Amended and Restated Memorandum of Association and Articles of Association, in the form attached to the proxy statement as Annex A and incorporated by reference therein, to be effective immediately”.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being present and entitled to vote at the Special Meeting, vote at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CARTICA SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking the shareholders to ratify the audit committee’s selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm. Marcum has audited our financial statements for the fiscal years ended December 31, 2022 and 2021.

Audit Fees.    Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements and other required filings with the SEC for the years ended December 31, 2022 and December 31, 2021, totaled approximately $119,490 and $35,535, respectively. The aggregate fees of Marcum related to audit services in connection with our initial public offering totaled approximately $72,000. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022 and December 31, 2021, we did not pay Marcum any audit-related fees.

Tax Fees.    Our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees.    We did not pay Marcum for any other services for the year ended December 31, 2022 and December 31, 2021.

Pre-Approval Policy

Since the formation of our audit committee and upon the consummation of our initial public offering, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Full Text of the Resolution to be Approved

The full text of the ordinary resolution is as follows: “RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.”

Vote Required for Approval

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Special Meeting, vote at the Special Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CARTICA SHAREHOLDERS VOTE “FOR”
THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Cartica’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Cartica’s shareholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Amendment Proposal.

Full Text of the Resolution to be Approved

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairperson of the general meeting to permit further solicitation of proxies be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present themselves or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT CARTICA SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors that beneficially owns our ordinary shares; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 28,750,000 ordinary shares, consisting of (i) 23,000,000 Class A Ordinary Shares and (ii) 5,750,000 Class B Ordinary Shares, issued and outstanding as of May 19, 2023, the record date. On all matters to be voted upon, except for the election or removal of directors of the board prior to the initial business combination, holders of the Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares
					Approximate
	Number of		Number of		Percentage
	Shares	Approximate	Shares	Approximate	of Outstanding
	Beneficially	Percentage	Beneficially	Percentage	Ordinary
Name and Address of Beneficial Owner (1)	Owned	of Class	Owned	of Class	Shares
Cartica Acquisition Partners, LLC, our sponsor (2)			5,450,000	94.78%	19.0%
Suresh Singamsetty, Director					*
Kishore Kondragunta, Director					*
Rana Gujral, Director			—	—	—
Kyle Ingvald Parent, Director					*
John F. Levy, Director					*
Suresh Guduru, Chief Executive Officer, Director and Chairman (2)			5,450,000	94.78%	19.0%
C. Brian Coad, Chief Operating Officer and Chief Financial Officer (3)			—	—	—
All executive officers and directors as a group (seven individuals)			5,450,000	94.78%	19.0%
CCP Master GP, L.P. (5)	1,980,000	8.6%			6.9%
Saba Capital Management, L.P. (5)	1,980,792	8.6%			6.9%
Adage Capital Partners, L.P.(7)	1,800,000	7.8%			6.3%
Cantor Fitzgerald Securities (8)	1,199,068	5.2%			4.2%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 1345 Avenue of the Americas, New York, NY 10105

(2)	Our sponsor, Cartica Acquisition Partners, LLC, is the record holder of 5,450,000 Class B Ordinary Shares. The managing member of our sponsor is Suresh Guduru. Accordingly, Suresh Guduru may be deemed to have beneficial ownership of the 5,450,000 Class B Ordinary Shares held by our sponsor.

(3)	Does not include any shares indirectly owned by this individual as a result of the individual’s membership interest in our sponsor. This individual disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein.

(4)	The 1,980,000 Class A Ordinary Shares reported reflect the units purchased in our IPO at the public offering price by Cartica Investors, LP and Cartica Investors II, LP as anchor investors in our IPO. Specifically, according to a Schedule 13D filed with the SEC on January 14, 2022, CCP Master GP, L.P., a Delaware limited partnership (“Master GP”) may be deemed to be a beneficial owner of 1,980,000 Class A Ordinary Shares. The general partner of Master GP is CCP Master GP GenPar, L.P., a Delaware limited partnership (“Master GP GenPar”). The general partner of Master GP GenPar is CCP Ultimate GP, LLC, a Delaware limited liability company (“Ultimate GP”). Steven J. Quamme and Farida Khambata, and Teresa C. Barger, are members of Ultimate GP. Steven J. Quamme and Farida Khambata, and Teresa C. Barger, directly (whether through ownership interest or position) or indirectly through one or more intermediaries may be deemed to control Ultimate GP, Master GP GenPar and Master GP. Each reporting person disclaims any beneficial ownership of the reported shares, other than to the extent of any pecuniary interest such person may have therein, directly or indirectly.

(5)	According to a Schedule 13G/A filed with the SEC on February 14, 2023, Saba Capital Management, L.P., a Delaware limited partnership, Boaz R. Weinstein and Saba Capital Management GP, LLC, a Delaware limited liability company, own 1,980,792 Class A Ordinary Shares. The business address of each such reporting person is 405 Lexington Avenue, 8th Floor, New York, New York 10174.

(6)	According to a Schedule 13G filed with the SEC on January 18, 2022, Adage Capital Partners, L.P., a Delaware limited partnership, directly owns 1,800,000 Class A Ordinary Shares, and Adage Capital Partners GP, L.L.C., a Delaware limited liability company, Adage Capital Advisors, L.L.C., a Delaware limited liability company, Robert Atchinson and Phillip Gross may be deemed to be beneficial owners of such shares. The business address of each such reporting person is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(7)	According to a Schedule 13G/A filed with the SEC on February 14, 2023, Cantor Fitzgerald Securities, a New York general partnership, directly owns 1,199,068 Class A Ordinary Shares, and Cantor Fitzgerald Securities, Cantor Fitzgerald, L.P., a Delaware limited partnership, CF Group Management, Inc., a New York corporation and Howard W. Lutnick may be deemed to be beneficial owners of such shares. The business address of each such reporting person is 110 East 59th Street New York, New York 10022.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual general meeting will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2024 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our charter. Assuming the meeting is held on December 31, 2024, such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2024.

HOUSEHOLDING INFORMATION

Unless Cartica has received contrary instructions, Cartica may send a single copy of this proxy statement to any household at which two or more shareholders reside if Cartica believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Cartica’s expenses. However, if shareholders prefer to receive multiple sets of Cartica’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Cartica’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact Cartica at the following address and e-mail address:

Cartica Acquisition Corp
c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY10105
Attention: Suresh Guduru
Tel: [•]
Email: sguduru@carticaspac.com

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Cartica files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Cartica’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Cartica’s filings with the SEC (excluding exhibits) at no cost by contacting Cartica at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Cartica’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Special Meeting, you should contact Cartica at the following address and e-mail address:

Cartica Acquisition Corp
c/o Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY10105
Attention: Suresh Guduru
Tel: [•]
Email: sguduru@carticaspac.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Cartica’s proxy solicitation agent at the following address, telephone number and e-mail address:

Karen Smith
President & CEO
Advantage Proxy
PO Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

In order to receive timely delivery of the documents in advance of the Special Meeting, Cartica shareholders must make your request for information no later than June 19, 2023. If you request any documents from Cartica, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CARTICA ACQUISITION CORP

[•], 2023

RESOLVED, as special resolutions, that:

(i) Article 163(a) of the Articles of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate an initial Business Combination within [•] months from the consummation of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and.

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (a) and (b), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

(ii) Article 163(b) of the Articles of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within [•] month period following the closing of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to the rights of holders of our Class A Shares or pre-initial business combination activity,

each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets (or the net tangible assets of any entity that succeeds the Company as a public company) to be less than US$5,000,001 following such redemptions either prior to or upon consummation of such redemption.

(iii) the definitions of Extension Period, First Termination Date, Lender, Second Termination Date, Termination Date and Third Termination Date in the Articles are deleted in their entirety.

Annex A-1

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

CARTICA ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Suresh Guduru and C. Brian Coad (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of Cartica Acquisition Corp (“Cartica”) to be held on June 23, 2023 at [•], Eastern Time, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105 or at any adjournments and/or postponements thereof. Cartica will also be hosting the extraordinary general meeting via live webcast on the Internet at https://www.cstproxy.com/[•]. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on June 23, 2023:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended
December 31, 2022 are available at https://www.cstproxy.com/[•].

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 (IF PRESENTED). PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

CARTICA ACQUISITION CORP — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3 (IF PRESENTED).	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — By special resolution, that the date by which Cartica Acquisition Corp has to consummate a business combination be extended from July 7, 2023 to [•], 2024 (or such earlier date as determined by the Board) and that the Amended and Restated Memorandum of Association and Articles of Association of Cartica Acquisition Corp be amended in the form attached to the proxy statement as Annex A.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by Cartica’s audit committee of Marcum LLP to serve as Cartica’s independent registered public accounting firm for the year ending December 31, 2023.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Adjournment Proposal — By ordinary resolution to instruct the chairman of the extraordinary general meeting to adjourn the extraordinary general meeting of Cartica shareholders to a later date or dates to be determined by the chairman, if necessary, to permit further solicitation and vote of Proxies.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposal 1, proposal 2 and proposal 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3 (if presented). If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~